Investor Presentation 3rd Quarter 2019 October 30, 2019 St. Petersburg, FL

Q3-2019 Executive Summary I. REVENUE HIGHLIGHTS • Gross Premiums Written of $317.2m: • Up +7.2% (+$21.2m) y/y • Commercial lines up +4.5% (+$2.5m) | Personal Lines +7.8% (+$18.7m) • Florida +11.1% (+$15.8m) | Non-Florida +9.8% (+$13.5m) • Gross Premiums Earned (GPE) of $344.7m: • Up +13.4% (+$40.7m) y/y • Ceded Premiums Earned (CPE) of $(151.8)m: • Up +14.4% (+$19.1m) y/y • Increased quota share participation from 20.0% to 22.5% for both UPC & FSIC at 6.1.19 • Quota share CPE was $42.2m (12.2% of GPE) for Q3-19 vs. $25.8m (8.5% of GPE) in Q3-18 • Excluding the quota share, ceding ratio went down II. LOSS & EXPENSE HIGHLIGHTS • Underlying loss & LAE of $85.7m: • Down -3.3% (-$2.9m) y/y • Underlying loss & LAE ratio decreased 4.3 points to 24.9% from 29.2% in Q3-18 • Current accident year CAT losses of $50.2m (26.0% of net premiums earned) in the quarter driven by: • 3 Named windstorm events with net loss & LAE incurred of $31.3m • Remaining CAT net loss & LAE incurred was $18.9m driven by increased retention under the aggregate reinsurance treaty • Operating expenses of $93.1m: • Up +15.6% (+$12.6m) driving the gross expense ratio to 27.0%, up 0.5 points y/y • YTD gross expense ratio in-line with prior year at 26.9% III. RESERVE DEVELOPMENT • $12.3m of adverse development (6.3% of net premiums earned) in the quarter was: • $8.4m (69%) CAT and $3.9m (31%) NonCAT • NonCAT primarily due to continued late reported claims and higher severity in Florida personal lines on AY18 2

Q3-2019 vs. Prior Year Solid Improvement in Underlying Loss & Combined Ratios Y/Y $ in millions Q3-19 PY PY Var Gross Premiums Earned $ 344.7 $ 304.0 $ 40.7 Ceded Premiums Earned (151.8) (132.6) (19.1) $3.5m of variance due to Net Premiums Earned 192.9 171.3 21.6 unrealized gain on equities Investment & Other Income 14.7 16.3 (1.6) Total Revenue 207.6 187.7 19.9 Underlying Loss & LAE 85.7 88.6 (2.9) $24m of variance Current year CAT Loss & LAE 50.2 34.6 15.6 before tax related to Prior year development 12.3 (2.7) 14.9 current & prior year Net Loss & LAE 148.1 120.6 27.6 Policy Acquisition 61.8 54.2 7.6 CAT Losses Other Expense 31.3 26.3 4.9 Total Expenses 241.2 201.1 40.2 Net Income $ (28.3) $ (11.7) $ (16.6) $2m of variance related Core Income $ (29.2) $ (14.9) $ (14.3) to nonrecurring software Underlying Gross Loss Ratio 24.9% 29.2% -4.3% charge Underlying Gross Expense Ratio 27.0% 26.5% 0.5% Net Loss Ratio 76.8% 70.4% 6.4% Net Expense Ratio 48.3% 47.0% 1.3% Combined Ratio 125.1% 117.4% 7.7% CAT Loss -26.0% -20.2% -5.8% PY Development F/(U) -6.3% 1.6% -7.9% Underlying Combined Ratio 92.8% 98.8% -6.0% 3

Premium Growth by Line/Region All Regions and Lines Grew ~ 13% YTD as of 9/30/19 Personal Lines +11% Commercial Lines +18% 350,000 300,000 +9.4% 250,000 +7.2% 200,000 +15.3% 150,000 +12.5% 100,000 50,000 - Florida Gulf Northeast Southeast Commercial YTD 9/30/2019 YTD 9/30/2018 4

Rate Continues to Flow through our Book Most Recent Rate Increases: FL FSIC HO3 + 13.7% FL UPC HO3 + 11.4% NY UPC HO3 + 9.4% TX UPC HO3 + 13.9% MA UPC HO3 + 5.1% NJ UPC HO3 + 5.7% RI UPC HO3 + 12.0% • These states account for over 75% of our personal lines premium-in-force • Retention has remained steady at over 87% 5

Q3-2019 Catastrophe Losses 3 New Named Windstorm Events Had a Significant Impact To the Quarter $ in millions except per share amounts Hurricane Dorian (FL, GA, NC, SC) $30.0 Tropical Storm Imelda (TX) $ 5.1 Tropical Storm Barry (LA) $ 4.5 Gross Named Windstorm Losses $39.6 Ceded Named Windstorm Losses $(8.3) Net Named Windstorm Losses $31.3 All Other CAT Losses $18.9 Total CAT Loss & LAE Incurred $50.2 EPS Impact – Named Windstorm $(0.56) EPS Impact – Other CAT $(0.34) EPS Impact – Current Year CAT Loss & LAE $(0.90) EPS Impact – Prior Year CAT Loss & LAE $(0.15) EPS Impact – All CAT Loss & LAE $(1.05) Combined Ratio Impact from CAT in Q319 30.4% 6

Prior Year Development CAT & Florida Personal Lines Continued to Drive Reserve Re-estimation Q1 Q2 Q3 Total CAT 6,264 8,654 8,410 23,327 CAT Losses Represent ~70% of NonCAT (629) 6,681 3,839 9,891 Prior Year Development (PYD) Personal Lines 8,242 13,281 11,020 32,543 86% from Florida Commercial (2,608) 2,053 1,228 673 7

Cautionary Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2018. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See the Appendix section of this presentation for further information regarding these non-GAAP financial measures. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited. 8